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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) March 12, 2007
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                        000-22194                    36-2815480
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(State or Other                   (Commission                 (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

233 South Wacker Drive, Chicago, Illinois                          60606
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01: OTHER EVENTS

In a press release issued on March 12, 2007, SPSS Inc. (the "Company") announced that it intends to offer $125 million aggregate principal amount ($150 million aggregate principal amount if the initial purchaser exercises its overallotment option to purchase additional notes in full) of Convertible Subordinated Notes due 2012 in a private offering (the "Offering"), subject to market conditions and other factors. The full text of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. On March 13, 2007, the Company issued a press release announcing the pricing of the Offering. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

    (d)  Exhibits.

         99.1       SPSS Inc. press release dated March 12, 2007

         99.2       SPSS Inc. press release dated March 13, 2007


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SPSS Inc.

                                   By: /s/ Erin R. McQuade
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                                       Erin R. McQuade
                                       Vice President, Associate General Counsel
Dated:   March 15, 2007


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